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                                                                EXHIBIT 10.88


                              SECOND AMENDMENT TO
                            ASSET PURCHASE AGREEMENT


        THIS AMENDMENT effective the 31st day of October, 1996, by and between TOTAL COMMUNICATION SERVICES, INC., a corporation organized and existing under the laws of the State of Iowa, ("Seller") and MCLEOD TELEMANAGEMENT, INC., an Iowa corporation with its principal place of business in Cedar Rapids, Iowa ("Buyer"), is the Second Amendment to that Asset Purchase Agreement dated September 5, 1996 executed by Seller and Buyer, and modified by the First Amendment dated September 5, 1996 ("Agreement"), and is joined in by the shareholders and management of Seller listed on Exhibit "B" to the Agreement for the limited purpose of agreeing not to compete, all as set forth in the Agreement.

        1. PURCHASE PRICE. The parties hereby agree to revise and finalize the Asset Purchase Price as a firm, fixed price of Five Hundred Ten Thousand Dollars ($510,000.00) ("Revised Purchase Price"), not subject to the adjustments contemplated by paragraphs 2(a) and 2(b) of the Agreement. Accordingly, paragraphs 2(a) and 2(b) are considered deleted from the Agreement and of no further force and effect. At Closing, the Revised Purchase Price will be increased to reflect the value of the Seller's Receivables which are being purchased ("Final Purchase Price"). "Receivables" are defined in paragraph 1(g) of the Agreement as, "Account receivables due in less than 60 days after the invoice date on the date of Closing." At Closing the Final Purchase Price shall be paid in cash or in other immediately available funds, reduced by one Hundred Sixty Thousand Dollars ($166,000), the amount of the Escrow Funds (excluding interest on the Escrow Funds). The parties acknowledge and agree that the number of customer lines stated in paragraph 1(a) of the Agreement have changed, a revised customer list will be provided at pre-closing and Closing.

        2. CLOSING DATE. Buyer and Seller agree that the Closing Date provided in Paragraph 5 of the Agreement is hereby extended from no later than October 31, 1996 to no later than December 16, 1996. Buyer and Seller agree to read all other dates or terms contained in the Agreement and its Exhibits A, B, C and D and which affect the Closing Date to be modified to be consistent with a Closing Date not later than December 16, 1996.

        3. RELEASE OF SECURITY INTEREST. TCSI has entered an agreement with WilTel in order to obtain a partial termination of UCC No. K623817 whereby WilTel will release its security interest in the Assets (as defined in the Agreement) and any proceeds of contemplated transaction.

        4. U.S. WEST CONSENT. The parties acknowledge that the consent of US West has been obtained pursuant to the terms of a Memorandum of Understanding between US West Communications, Inc. and TCSI dated October 31, 1996, whereby McLeod agrees to remit $400,000 of the Purchase Price to Michael G. Kulik, attorney for TCSI, from the closing proceeds, a portion of which has been assigned to US West.

        5. CUSTOMER NOTIFICATION. Upon McLeod's receipt of the WilTel partial release
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described in paragraph 3 above, McLeod shall mail the customer letters prepared by TCSI pursuant to the October 23, 1996 order of the Iowa Utilities Board (Docket No. SPU-96-21). McLeod shall provide an affidavit indicating the mailing date of such letters.

        6. RATIFICATION. Except as modified by this Second Amendment, the Agreement is hereby ratified and confirmed and shall remain in full force and effect according to the terms of the Agreement.

        7. SIGNATURES. Buyer and Seller agree that the execution of this Amendment may be made by facsimile signatures and facsimile signatures shall be as binding on the respective parties as original signatures.

        IN WITNESS WHEREOF, Buyer and Seller have executed this Second Amendment to Agreement effective as of the date first above written.


TOTAL COMMUNICATION SERVICES,           MCLEOD TELEMANAGEMENT, INC.
INC. ("SELLER")                         ("BUYER")



By:   [Sig]                             By: /s/ STEPHEN C. GRAY
   --------------------------               -----------------------

Its:  President                         Its: President
     ------------------------                ----------------------


THE SHAREHOLDERS AND MANAGEMENT OF SELLER LISTED ON EXHIBIT "B" ATTACHED TO THE AGREEMENT FOR THE LIMITED PURPOSE OF AGREEING TO EXECUTE A NON-COMPETITION AGREEMENT PURSUANT TO THE TERMS OF THE AGREEMENT.


/s/ DONALD WHIPPLE                      /s/ CHARLES ELDRED
-----------------------------           ---------------------------
Donald Whipple                          Charles Eldred


/s/ JOHN BRADY                          /s/ DWAYNE ANDREW
-----------------------------           ---------------------------
John Brady                              Dwayne Andrew


/s/ BRIAN RAMMELSBERG                   /s/ MICHAEL KNIGHT
-----------------------------           ---------------------------
Brian Rammelsberg                       Michael Knight



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I.S.H., INC.                            BENTON MARKETING GROUP, L.C.



By:   [Sig]                             By: /s/ DONALD WHIPPLE
   --------------------------               -----------------------

Its:  President                         Its:   Chairman
     ------------------------                ----------------------